                   [LOGO] SHATSWELL, MacLEOD & COMPANY, P.C.
                 ---------------------------------------------
                          CERTIFIED PUBLIC ACCOUNTANTS




                    Consent of Independent Public Accountants

We consent to the use in the Registration Statement on Form SB-2 filed with the Securities and Exchange Commission and the Form MHC-1/MHC-2 filed with the Office of Thrift Supervision of our report dated February 17, 2004 on the financial statements of Monadnock Community Bank as of and for the years ended December 31, 2003 and 2002, and the related balance sheets, statements of income, changes in equity and cash flows for the years then ended. We also consent to the references to us under the headings "Tax Effects of the Reorganization," "Experts" and "Legal and Tax Opinions" in the Registration Statement on Form SB-2 and Form MHC-1/MHC-2.


                                       /s/ Shatswell, MacLeod & Company, P.C.
                                       SHATSWELL, MacLEOD & COMPANY, P.C.

West Peabody, Massachusetts
March 18, 2004





           83 PINE STREET o WEST PEABODY, MASSACHUSETTS 01960-3635 o
              TELEPHONE (978) 535-0206 o FACSILMILE (978) 535-9908

         samc@shatswell.com                          www.shatswell.com

                   [LOGO] SHATSWELL, MacLEOD & COMPANY, P.C.
                 ---------------------------------------------
                          CERTIFIED PUBLIC ACCOUNTANTS




                    Consent of Independent Public Accountants

We consent to the use in the Registration Statement on Form SB-2 filed with the Securities and Exchange Commission and the Form MHC-1/MHC-2 filed with the Office of Thrift Supervision of our report dated February 17, 2004 on the financial statements of Monadnock Community Bank as of and for the years ended December 31, 2003 and 2002, and the related balance sheets, statements of income, changes in equity and cash flows for the years then ended. We also consent to the references to us under the headings "Tax Effects of the Reorganization," "Experts" and "Legal and Tax Opinions" in the Registration Statement on Form SB-2 and Form MHC-1/MHC-2.


                                       /s/ Shatswell, MacLeod & Company, P.C.
                                       SHATSWELL, MacLEOD & COMPANY, P.C.

West Peabody, Massachusetts
March 18, 2004








           83 PINE STREET o WEST PEABODY, MASSACHUSETTS 01960-3635 o
              TELEPHONE (978) 535-0206 o FACSILMILE (978) 535-9908

         samc@shatswell.com                          www.shatswell.com